                                                                   Exhibit 10.1


                                FOURTH AMENDMENT


                  FOURTH AMENDMENT, dated as of September 29, 2000 (this "AMENDMENT"), to the Credit Agreement, dated as of June 9, 1998 (the "CREDIT AGREEMENT"), as amended by the First Amendment dated as of August 21, 1998, the Second Amendment dated as of April 15, 1999 and the Third Amendment and Waiver dated as of April 28, 2000, among U.S. OFFICE PRODUCTS COMPANY, a Delaware corporation (the "BORROWER"), BLUE STAR GROUP LIMITED, a New Zealand corporation ("BLUE STAR GROUP"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), BANKERS TRUST COMPANY, a New York banking corporation, as syndication agent (in such capacity, the "SYNDICATION AGENT"), MERRILL LYNCH CAPITAL CORPORATION, a Delaware corporation, as documentation agent for the Lenders hereunder (in such capacity, the "DOCUMENTATION AGENT"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT").



                              W I T N E S S E T H :


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

                  WHEREAS, the Borrower has requested, and upon the effectiveness of this Amendment, the Lenders have agreed, that certain provisions of the Credit Agreement be amended or waived upon the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                  SECTION 1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, unless otherwise defined herein. Unless otherwise indicated, all Schedule, Section and subsection references are to the Credit Agreement.

                  SECTION 2. PROPOSED TRANSACTIONS. The Borrower and its Subsidiaries may sell or otherwise Dispose of, by means of a negotiated sale, the Capital Stock, or any of the businesses or lines of business of or included within, the businesses described on Schedule 1 hereto for the consideration described thereon (each such sale, a "PERMITTED FOURTH AMENDMENT TRANSACTION"), so long as each Permitted Fourth Amendment Transaction is approved by the Board of Directors of the Borrower on terms that the Board of Directors determines as fair and reasonable to the Borrower and its Subsidiaries.

                  SECTION 3. FINANCIAL COVENANT WAIVER AND AMENDMENT. The application of the financial condition covenants in subsections 8.1(a) and (b) of the Credit Agreement in respect of the test period ending on the last day of the second fiscal quarter of the Borrower ending on

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                                                                               2

October 27, 2000 shall be waived until December 8, 2000, PROVIDED that for such test period the Consolidated Interest Coverage Ratio is at least .75 to 1.00 and the Leverage Ratio is not more than 14.25 to 1.00.

                  If by December 8, 2000 the Borrower shall have received and applied to prepay the Term Loans at least $50,000,000 in aggregate Net Cash Proceeds from Asset Sales after the date hereof (other than the Disposition of Blue Star Business Supplies Group), the application of the financial covenants in subsections 8.1(a) and (b) of the Credit Agreement in respect of the test periods ending on the last days of the second and third fiscal quarters of the Borrower ending on October 27, 2000 and January 24, 2001, respectively, shall continue to be waived until January 29, 2001, PROVIDED that for such test periods the Consolidated Interest Coverage Ratios are at least 0.75 to 1.00 and
0.65 to 1.00, respectively, and the Leverage Ratios are not more than 14.25 to
1.00 and 15.50 to 1.00, respectively.

                  If by January 29, 2001 the Borrower shall have received and applied to prepay the Term Loans at least $150,000,000 in aggregate Net Cash Proceeds from Asset Sales in addition to those referred to in the immediately preceding paragraph above, the application of the financial covenants in subsections 8.1(a) and (b) of the Credit Agreement in respect of the test periods ending on the last days of the second and third fiscal quarters of the Borrower ending on October 27, 2000 and January 24, 2001, respectively, shall be waived, PROVIDED that for such test periods the Consolidated Interest Coverage Ratios and the Leverage Ratios are as set forth in the immediately preceding paragraph above.

                  SECTION 4. AMENDMENT TO SUBSECTION 8.1(a). Subsection 8.1(a) is hereby amended by (a) deleting the portion of the table appearing therein concerning the test period ending on the fiscal quarter ending in April 2001 and
(b) substituting in lieu thereof the following:

                  Test Period                                                   Ratio
                  -----------                                                   -----
                  Last day of the fourth quarter ending
                    in April 2000 - second to last day of the fourth
                    quarter ending in April 2001                                1.10 to 1.00

                  SECTION 5. AMENDMENT TO SUBSECTION 8.1(b). Subsection 8.1(b) is hereby amended by (a) deleting the portion of the table appearing therein concerning the test period ending on the fiscal quarter ending in April 2001 and
(b) substituting in lieu thereof the following:

                  Test Period                                                   Ratio
                  -----------                                                   -----
                  Last day of the third quarter ending
                    in January 2001 - second to last day of the fourth
                    quarter ending in April 2001                                10.00 to 1.00


                  SECTION 6. AMENDMENTS TO SUBSECTION 8.6(g) Subsection 8.6(g)
(ii) is hereby amended to read in its entirety as follows:

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                                                                               3

                  "(ii) all Permitted Third Amendment Transactions (as defined in the Third Amendment and Waiver, dated as of April 28, 2000, to this Agreement) and Permitted Fourth Amendment Transactions (as defined in the Fourth Amendment, dated as of September 29, 2000, to this Agreement), PROVIDED that an amount equal to 100% of the Net Cash Proceeds of each such sale LESS the Reinvested Amount with respect thereto is applied in accordance with subsection 4.4(c), and PROVIDED, FURTHER, that the aggregate amount of the Reinvested Amounts with respect to Asset Sales made under subsection 8.6(g)(i) and the Permitted Third Amendment Transactions and Permitted Fourth Amendment Transactions consummated in any single fiscal year of the Borrower does not exceed $25,000,000; PROVIDED, HOWEVER, that during fiscal year 2001, the Reinvested Amounts with respect to Asset Sales made under subsection 8.6(g)(i) and the Permitted Third Amendment Transactions and Permitted Fourth Amendment Transactions consummated in such fiscal year may exceed $25,000,000 but shall not exceed $60,000,000."

                  SECTION 7. AMENDMENT TO SECTION 8. Section 8 is hereby amended to add new subsection 8.19 as follows:

                           "SECTION 8.19. LIMITATIONS ON WORKING CAPITAL. Permit, at the last day of any fiscal month, the aggregate amount of the accounts payable of the Borrower and its Domestic Subsidiaries owing to third-party vendors to be less than $70,000,000, PROVIDED that such $70,000,000 shall be reduced from and after the Disposition of any Domestic Subsidiary or any product line or unit of any business owned by the Borrower or any Domestic Subsidiary to be an amount equal to the product of $70,000,000 (or, as the case maybe, the amount to which such $70,000,000 may have been previously reduced pursuant to this provisio) times the ratio of the aggregate of such accounts payable of the Borrower and its Domestic Subsidiaries after giving effect to such Disposition to the aggregate amount thereof immediately prior to such Disposition, so long as the Borrower shall have given notice to the Administrative Agent and the Lenders of such Disposition, which notice shall show the calculation of such reduction in reasonable detail."

                  SECTION 8. INTEREST RATE INCREASES: The Borrower hereby agrees to make prepayments on account of any increase in the Applicable Margin to clause (x) of the proviso to the definition of "Applicable Margin" as though the proviso added to subsection 3.3(a) in the Third Amendment were not available to it and the provisions of subsection 4.1(e) added in the Third Amendment were not available to it for such increase. As a result, the Applicable Margin for Eurodollar Loans that are Revolving Credit Loans, Tranche A Term Loans and Multi-Draw Term Loans shall increase from 3.00% to 3.50% after October 31, 2000, and the Applicable Margin for Eurodollar Loans that are Tranche B Term Loans shall increase from 3.50% to 4.00%, if the aggregate Net Proceeds from Asset Sales applied to the Term Loans do not at least equal $100,000,000 by October 31, 2000.

                  SECTION 9. REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

                  SECTION 10. CONDITIONS TO EFFECTIVENESS. (a) This Amendment shall become effective on the date (the "FOURTH AMENDMENT EFFECTIVE DATE") upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by (i) the Borrower and Blue Star Group and (ii) the Required Basic Lenders, provided that the conditions set forth in Section 10(b) below shall have been satisfied.

                  (b) The effectiveness of this Amendment is subject to the fulfillment of the conditions precedent that (i) the Borrower pledge or cause to be pledged to the Administrative Agent for the ratable benefit of the Banks the Capital Stock of the USOPN, Inc., which holds the Blue Star intercompany notes, not presently so pledged and (ii) the Borrower pay to the Administrative Agent for the account of each Revolving Credit Lender, Tranche A Term Loan Lender and Multi-Draw Term Loan Lender which executes and delivers this Amendment on or prior to 5:00 p.m. (Eastern time) on Friday, September 29, 2000 a fee of 0.25% of the sum of the Revolving Credit Commitment, the Tranche A Term Loan and the Multi-Draw Term Loans of such Lender.

                  SECTION 11. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  SECTION 12. CONTINUING EFFECT OF CREDIT AGREEMENT. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 13. GOVERNING LAW; COUNTERPARTS. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           U.S. OFFICE PRODUCTS COMPANY



                           By: /s/ Joseph Doyle
                                    Title: EVP/CFO




                           BLUE STAR GROUP LIMITED



                           By: /s/ Joseph Doyle
                               Title: Director


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                                                                               6

                           THE CHASE MANHATTAN BANK, as
                           Administrative Agent and as a Lender



                           By: /s/ William J. Caggiano
                               Name: William J. Caggiano
                                 Title: Managing Director

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                                                                               7


                           BANKERS TRUST COMPANY



                           By: /s/ Mary Kay Cayle
                               Title: Managing Director

                           BHF (USA) CAPITAL CORPORATION



                           By: /s/ Dana L. Mc Dougall
                               Title: Vice President

                           FLEET NATIONAL BANK F/K/A
                           BANKBOSTON, N. A.



                           By: /s/ Christopher N. Sotir
                               Title: Vice President

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                                                                              10


                           CITY NATIONAL BANK



                           By: /s/ Patrick Cassidy
                               Title: Vice President

                                                                              11
                           DLJ CAPITAL FUNDING, INC



                           By: /s/ Donald E. Pollard
                               Title: Managing Director

                           FIRST COMMERCIAL BANK, NEW YORK



                           By: /s/ Vincent T.C. Chen
                               Title: Senior Vice President and General
                           Manager

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                                                                              13


                           FRANKLIN FLOATING RATE TRUST



                           By: /s/ Chauncey Lufkin
                               Title: Vice President

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                                                                              14


                           HELLER FINANCIAL INC.



                           By: /s/ David R. Campbell
                               Title: Vice President

                           HIBERNIA NATIONAL BANK



                           By: /s/ Frank Crifasi
                               Title: Senior Vice President

                           IMPERIAL BANK



                           By: /s/ Ray Vadalma
                               Title: Senior Managing Director

                           MERRILL LYNCH CAPITAL CORPORATION



                           By: /s/ Carol J.E. Feeley
                               Title: Vice President

                           NATIONAL BANK OF CANADA



                           By: /s/ Michael Williams
                               Title: VP & Manager


                            By: /s/ Timothey Smith
                               Title: VP & Manager

                           OCM ADMINISTRATIVE SERVICES II, LLC
                           By: Oaktree Capital Management, LLC, Its
                           Manager



                           By: /s/ Lowell W. Hill
                               Title: Senior Vice President


                           By: /s/ Kenneth Liang
                               Title: Managing Director & General Counsel

                           OCM OPPORTUNITY FUND III, L.P.
                           By: Oaktree Capital Management, LLC, Its General Partner



                           By: /s/ Lowell W. Hill
                               Title: Senior Vice President


                           By: /s/ Kenneth Liang
                               Title: Managing Director & General Counsel

                           PAMCO Cayman Ltd.
                           By: Highland Capital Management, L.P.as
                           Collateral Manager



                           By: /s/ Mark K. Okada CFA
                               Title: Executive Vice President And Capital
                           Management L.P.

                           The Mitsubishi Trust and Banking Corporation



                           By: /s/ Toshihiro Hayashi
                               Title: Senior Vice President

                           SOUTHERN PACIFIC BANK



                           By: /s/ Cheryl A. Wasilewski
                               Title: Senior Vice President

                           THE SUMITOMO BANK, LIMITED



                           By: /s/ Catherine Baker Shaw
                               Title: Senior Vice President

                                                             SCHEDULE 1
                                                             TO FOURTH AMENDMENT
                                                             -------------------


Omitted-- will furnish to
Commission upon request.